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                                                                  Conformed Copy
                                                                    EXHIBIT 23.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report for The KippGroup dated November 13, 1998 included in Synetic, Inc.'s, Form 10-Q for the quarter ended December 31, 1998 and to all references to our Firm in this registration statement.

                                                /s/ ARTHUR ANDERSEN LLP

Orange County, California
February 4, 1999